                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K of our reports included in the Company's previously filed S-1 Registration Statement File No. 333-27143, S-4 Registration Statements File No. 333-29435 and 333-53415, S-8 Registration Statements File No. 333-48831, 333-48833 and 333-61461.


                                                       /s/ ARTHUR ANDERSEN LLP
                                                       ARTHUR ANDERSEN LLP

Los Angeles, California
March 26, 1999